The Free Markets ETF Trading Symbol: FMKT Listed on NYSE Arca, Inc. Summary Prospectus June 9, 2025 www.freemarketsetf.com

Before you invest, you may want to review the The Free Markets ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 3, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.freemarketsetf.com. You can also get this information at no cost by calling 855-994-4004 or by sending an e-mail request to info@freemarketsetf.com.

Investment Objective

The Free Markets ETF (the “Fund”) seeks to provide long-term total returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

(2)	Based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$78	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund invests in U.S.-listed equity securities of companies that the Fund’s investment sub-advisers, Point Bridge Capital, LLC (“Point Bridge”) SYKON Asset Management LLC (“SYKON”) and Tactical Rotation Management, LLC (“TRM”) (each, a “Sub-Adviser,” and together, the “Sub-Advisers”) expect to benefit from shifts in the regulatory environment that are supportive of free market dynamics. These investments may include companies operating in segments of the economy currently burdened by high levels of regulation, such as the healthcare, financial services, and energy sectors, where the Sub-Advisers anticipate regulatory relief. They may also include companies expected to be less adversely affected by increased regulation, such as those in the technology and consumer goods sectors. The Sub-Advisers consider the following to be examples of shifts in the regulatory environment that would be supportive of free market dynamics: removal of government-imposed rules and regulations on specific industries, reduced taxes or tax incentives, licensing reforms, elimination of tariffs, reduction of quotas, reduction of subsidies.

By investing in companies the Sub-Advisers believe are poised to benefit from regulatory reform and market liberalization, the Fund seeks to unlock value across economic sectors. In addition, the Sub-Advisers believe the Fund’s investments may also provide protection against the impact of heightened regulatory burdens by investing in companies expected to demonstrate resilience under such conditions.

In addition to individual equity securities, the Fund may invest in other ETFs (each, an “Underlying ETF”) that align with these themes. Further, the Fund may invest in ETFs that provide exposure to commodities potentially benefiting from a freer market environment, such as energy commodities (e.g., oil and natural gas) and agricultural commodities (e.g., corn and soybeans).

The Sub-Advisers employ an active, multi-faceted investment management process designed to identify companies they believe:

●	Are well-positioned to benefit from broad deregulation trends;
●	Can thrive in a more favorable regulatory environment; and
●	Utilize business strategies that capitalize on regulatory shifts.

The Sub-Advisers conduct an ongoing analysis of the regulatory landscape, focusing on pending and proposed deregulatory measures, historical regulatory patterns and their market impacts, sector-specific regulatory developments, and political and economic factors shaping regulatory trends. This analysis forms the foundation of the Sub-Advisers’ investment strategy, aimed at identifying sectors and companies with the potential for outperformance amid evolving regulations. The Sub-Advisers utilize a range of data sources for this analysis, commonly drawn from industry reports, direct company interactions, fundamental analysis, earnings transcripts, regulatory databases, and studies from governmental, economic, and industry-specific regulatory organizations.

The Sub-Advisers’ investment process incorporates company selection criteria, assessing potential investments based on their capacity to benefit from targeted deregulatory measures, historical performance during past regulatory cycles, proactive and adaptive management approaches, and strong competitive positioning within their respective industries. Emphasis is placed on companies that demonstrate agility in adapting to regulatory changes, innovative strategies that may enable them to capitalize on deregulation opportunities, and the ability to drive product or service innovation enabled by regulatory reform.

Additional Portfolio Attributes:

The Fund’s portfolio will generally hold approximately 25 to 50 positions. The Fund is unconstrained as to market capitalization and may invest in companies of any market capitalization. The Fund may actively and frequently trade all or a significant portion of its portfolio holdings, which may result in a high portfolio turnover rate.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in the equity securities of companies expected to benefit from shifts in the regulatory environment that are supportive of free market dynamics as determined by the Sub-Advisers (“Deregulation Beneficiaries”). For purposes of its 80% test, the Sub-Advisers consider a company to be a Deregulation Beneficiary if it operates in sectors or industries that, in the Sub-Advisers’ assessment, are relatively underregulated relative to other sectors or industries or expected to be directly influenced by regulatory changes and that demonstrate characteristics such as adaptability to reduced regulatory constraints, the potential to capitalize on deregulatory measures to enhance profitability, or a proven ability to innovate in response to a less restrictive regulatory framework. Once a company is determined by the Sub-Advisers to be a Deregulation Beneficiary, it will remain a Deregulation Beneficiary until the Sub-Advisers determine that the regulatory environment for the applicable sector or industry has shifted in a way that is not supportive of free market dynamics.

Further, the Fund may invest up to 5% of its net assets, at the time of purchase, in one or more U.S.-listed exchange-traded products (“ETPs”) that seek exposure to Bitcoin or Ether (together, “Digital Assets”), each of which is a “cryptocurrency” (each, an “Underlying ETP,” and collectively, the “Underlying ETPs”). Such investments may be made to seek to enhance the Fund’s diversification, capture growth opportunities in digital asset markets, or respond to macroeconomic conditions that the Sub-Adviser believes favor alternative stores of value. Although each of Bitcoin and Ether may be referred to as a “cryptocurrency,” neither is yet widely accepted as a means of payment. An Underlying ETP may hold both. An Underlying ETP may include both (a) an ETP that invests directly in a Digital Asset as its primary underlying asset, and (b) an ETP that invests indirectly in a Digital Asset via derivatives contracts based on the Digital Asset’s prices. The Fund currently intends to limit its digital asset exposure to Bitcoin and Ether through such ETPs.

The Fund does not invest directly in Bitcoin, Ether or any other Digital Assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin, Ether, or any other Digital Assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin, Ether, or any other Digital Assets. Investors seeking direct exposure to the price of Bitcoin, Ether, or any other Digital Assets should consider an investment other than the Fund. See the Prospectus section entitled “Additional Information About the Fund” for more information about Bitcoin, Ether, and blockchain technologies.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The discussion below applies to investments made directly by the Fund and to investments made by the Underlying ETFs in which the Fund invests. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund - Principal Risks of Investing in the Fund.”

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, in which the Fund primarily invests, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors. Factors that could impact the market value of an equity security include a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Deregulation Strategy Risks. The Fund’s strategy of investing in companies that may benefit from deregulatory measures entails significant risks, including those stemming from the unpredictable nature of regulatory trends. Deregulation is influenced by political, economic, and social factors, which can shift rapidly and in unforeseen directions. Changes in government priorities, political leadership, or public sentiment may result in the reversal of existing deregulatory policies or the introduction of new regulations that could adversely affect certain industries or companies. Further, while the Fund invests in companies expected to benefit from deregulatory initiatives, not all of these companies may achieve the expected advantages, whether fully, partially, or at all.. The actual impact of deregulatory measures may vary widely depending on a company's specific operational, financial, and competitive circumstances. Companies may also face challenges adapting to new regulatory environments, or their competitive positioning may be undermined by other market factors unrelated to deregulation. These risks could negatively affect the performance of the Fund’s portfolio.

Underlying ETF Risks. The Fund will incur higher expenses when it invests in other funds, including Underlying ETFs and other investment companies. By investing in another underlying fund, the Fund becomes a shareholder of that fund and bears its proportionate share of the fees and expenses of the other underlying fund. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such underlying funds. Investments in Underlying ETFs are also subject to the “ETF Risks” described below.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Market Capitalization Risk

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Underlying Digital Assets ETP Risks. The Fund's investment strategy, involving indirect exposure to Bitcoin, Ether, or any other Digital Assets through one or more Underlying ETPs, is subject to the risks associated with these Digital Assets and their markets. These risks include market volatility, regulatory changes, technological uncertainties, and potential financial losses. As with all investments, there is no assurance of profit, and investors should be cognizant of these specific risks associated with digital asset markets.

●	Underlying Bitcoin and Ether ETP Risks: Investing in an Underlying ETP that focuses on Bitcoin, Ether, and/or other Digital Assets, either through direct holdings or indirectly via derivatives like futures contracts, carries significant risks. These include high market volatility influenced by technological advancements, regulatory changes, and broader economic factors. For derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts tied to either asset may affect an Underlying ETP's performance. Each Underlying ETP, and consequently the Fund, depends on blockchain technologies that present unique technological and cybersecurity risks, along with custodial challenges in securely storing digital assets. The evolving regulatory landscape further complicates compliance and valuation efforts. Additionally, risks related to market concentration, network issues, and operational complexities in managing Digital Assets can lead to losses. For Ether specifically, risks associated with its transition to a proof-of-stake consensus mechanism, including network upgrades and validator centralization, may add additional uncertainties.

●	Bitcoin and Ether Investment Risk: The Fund's indirect investments in Bitcoin and Ether through holdings in one or more Underlying ETPs expose it to the unique risks of these digital assets. Bitcoin's price is highly volatile, driven by fluctuating network adoption, acceptance levels, and usage trends. Ether faces similar volatility, compounded by its reliance on decentralized applications (dApps) and smart contract usage, which are subject to innovation cycles and adoption rates. Neither asset operates as legal tender or within central authority systems, exposing them to potential government restrictions. Regulatory actions in various jurisdictions could negatively impact their market values. Both Bitcoin and Ether are susceptible to fraud, theft, market manipulation, and security breaches at trading platforms. Large holders of these assets ("whales") can influence their prices significantly. Forks in the blockchain networks—such as Ethereum's earlier split into Ether Classic—can affect demand and performance. Both assets' prices can be influenced by speculative trading, unrelated to fundamental utility or adoption.

●	Digital Assets Risk: Digital Assets like Bitcoin and Ether, designed as mediums of exchange or for utility purposes, are an emerging asset class. Operating independently of any central authority or government backing, they face extreme price volatility and regulatory scrutiny. Trading platforms for Digital Assets remain largely unregulated and prone to fraud and operational failures compared to traditional exchanges. Platform shutdowns, whether due to fraud, technical issues, or security breaches, can significantly impact prices and market stability.

●	Digital Asset Markets Risk: The Digital Asset market, particularly for Bitcoin and Ether, has experienced considerable volatility, leading to market disruptions and erosion of confidence among participants. Negative publicity surrounding these disruptions could adversely affect the Fund's reputation and share trading prices. Ongoing market turbulence could significantly impact the Fund's value.

●	Blockchain Technology Risk: Blockchain technology underpins Bitcoin, Ether, and other digital assets, yet it remains a relatively new and largely untested innovation. Competing platforms, changes in adoption rates, and technological advancements in blockchain infrastructure can affect their functionality and relevance. For Ether, the dependence on its proof-of-stake mechanism and smart contract capabilities introduces risks tied to network performance and scalability. Investments in blockchain-dependent companies or vehicles may experience market volatility and lower trading volumes. Furthermore, regulatory changes, cybersecurity incidents, and intellectual property disputes could undermine the adoption and stability of blockchain technologies.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Advisers’ success or failure to implement investment strategies for the Fund.

General Market Risk. Securities markets and individual securities will increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market, economic or political news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

New Sub-Adviser Risk. Although its principal has significant experience managing ETFs and other investment companies, TRM is a newly registered investment adviser and has not previously served as an adviser or sub-adviser to an investment company. As a result, there is no long-term track record against which an investor may judge TRM and it is possible TRM may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, war and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.Freemarketsetf.com.

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Advisers.

The Fund has three investment sub-advisers:

●	Point Bridge Capital, LLC

●	SYKON Asset Management LLC

●	Tactical Rotation Management, LLC

Portfolio Managers

Hal Lambert, Portfolio Manager for Point Bridge, has been a portfolio manager of the Fund since its inception in 2025.

Todd Stankiewicz, CFP®, CMT®, ChFC®, ABFP™, Portfolio Manager for SYKON, has been a portfolio manager of the Fund since its inception in 2025.

Joseph P. Castiglie III, CFA®, Portfolio Manager for SYKON, has been a portfolio manager of the Fund since its inception in 2025.

Michael Gayed, CFA®, Portfolio Manager for TRM, has been a portfolio manager of the Fund since its inception in 2025.

Michael Venuto, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.Freemarketsetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.